UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2011
EXPRESS-1 EXPEDITED SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32172	03-0450326

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
3399 Lakeshore Drive, Suite 225, Saint Joseph, Michigan, 49085
(Address of principal executive offices — zip code)
(269) 429-9761
(Registrant’s telephone number, including area code)
Not applicable
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 4.01 Changes in Registrant’s Certifying Accountant
(a) Prior independent registered public accounting firm
On June 20, 2011, the Audit Committee (the “Audit Committee”) of the Board of Directors of Express-1 Expedited Solutions, Inc. (the “Company”) approved the dismissal of Pender Newkirk & Company LLP (“Pender”) as the Company’s independent registered public accounting firm.
Pender’s reports on the Company’s consolidated financial statements for the years ended December 31, 2010 and 2009 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s two most recent fiscal years and the subsequent interim period preceding Pender’s dismissal, there were:
     (i) no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Pender on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Pender, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and
     (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).
The Company has provided Pender with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested Pender to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of Pender’s letter dated June 20, 2011 is attached as Exhibit 16.1 to this Form 8-K.
(b) New independent registered public accounting firm
On June 20, 2011, the Audit Committee approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, and to perform audits of the Company’s financial statements for the years ended December 31, 2010 and 2009.
During the Company’s two most recent fiscal years and the subsequent interim period preceding KPMG’s engagement, neither the Company nor anyone on its behalf consulted KPMG regarding either:
     (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or
     (ii) any matter that was the subject of a “disagreement” or “reportable event” (as such terms are defined in Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v), respectively).
In approving the selection of KPMG as the Company’s independent registered public accounting firm, the Audit Committee considered any services previously provided by KPMG and concluded that such services would not adversely affect the independence of KPMG.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description

16.1	Letter of Pender dated June 20, 2011 to the SEC regarding statements included in this Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated June 22, 2011	Express-1 Expedited Solutions, Inc.
	By:	/s/ Michael R. Welch
Michael R. Welch
Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit Description

16.1	Letter of Pender dated June 20, 2011 to the SEC regarding statements included in this Form 8-K.